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                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549



                                   FORM 8-K/A

                                 CURRENT REPORT


     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


                Date of Report (Date of earliest event reported)

                                 April 24, 2003


                           ISTA PHARMACEUTICALS, INC.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


           Delaware                    000-31255                33-0511729
----------------------------    ------------------------    -------------------
(State or other jurisdiction    (Commission File Number)      (IRS Employer
      of incorporation)                                     Identification No.)



15279 Alton Parkway, Suite 100, Irvine, CA                          92618
------------------------------------------                  --------------------
 (Address of principal executive offices)                         (Zip Code)


       Registrant's telephone number, including area code: (949) 788-6000
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ITEM 7. - FINANCIAL STATEMENTS AND EXHIBITS

     (c)  EXHIBITS.

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EXHIBIT NUMBER          DESCRIPTION
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
   99.1                 Press Release dated April 24, 2003.

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ITEM 9. - REGULATION FD DISCLOSURE (INFORMATION PROVIDED UNDER ITEM 12- RESULTS
OF OPERATIONS AND FINANCIAL CONDITION).

     On April 23, 2003, ISTA Pharmaceuticals, Inc. filed a Form 8-K relating to a press release it issued on April 23, 2003 with respect to its financial results for the quarter ended March 31, 2003, which was attached as an Exhibit to that Form 8-K. In that press release, the net loss per share for the first quarter of 2002 should have been reported as $2.82 (rather than $0.28) to reflect the 1-for-10 reverse stock split of the company's common stock that became effective in November 2002. On April 24, 2003 ISTA issued a press release reflecting the above. That press release is furnished as Exhibit 99.1 hereto.


     The foregoing information is being provided under Item 12 - Results of Operations and Financial Condition. It is being furnished under Item 9 of this Form 8-K in accordance with interim guidance issued by the SEC in Release No. 33-8216. Such information, including the Exhibit attached hereto, shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       ISTA PHARMACEUTICALS, INC.



April 25, 2003                         By: /s/ Vicente Anido, Jr., Ph.D.
                                           -------------------------------------
                                           Vicente Anido, Jr., Ph.D.
                                           President and Chief Executive Officer

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                                  EXHIBIT INDEX

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
EXHIBIT NUMBER          DESCRIPTION
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
     99.1               Press Release dated April 24, 2003.

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